UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 15, 2004
                                 --------------
                                (Date of Report)


                          Golden Health Holdings, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                    000-25845                  87-0385103
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                           No. 1509, Hangyun Building,
                          48, 2 Road, Ba Qi, Guangzhou,
                           People's Republic of China
                     -------------------------------------
                    (Address of principal executive offices)


                                (86) 20 8329 5339
                                -----------------
              (Registrant's telephone number, including area code)


                              Centre Capital Corp.
                              --------------------
                   (Former name, if changed from last report)

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ITEM 5.  OTHER EVENTS

         Effective April 15, 2004, the Registrant changed its name to Golden Health Holdings, Inc. A copy of the certified Certificate of Amendment of the Registrant, is filed as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)   Exhibits.

                3.1. Certificate of Amendment of Registrant.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  APRIL 16, 2004

                               GOLDEN HEALTH HOLDINGS, INC.


                               By:  /s/ Zhijian Lu
                                    --------------------------------------------
                                    Name:  Zhijian Lu
                                    Title: Chief Executive Officer and Director